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                                                                    EXHIBIT 23.2







                         Independent Auditors' Consent

The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG Peat Marwick LLP


St. Louis, Missouri
April 23, 1997